Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED DECEMBER 1, 2006

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

The following information is being added to the “Sub-Adviser” and “Investment Team” sections of the Prospectus, page 21:

Sub-Adviser

Effective December 1, 2006, Belle Haven Investments, L.P., a Connecticut limited partnership (“Belle Haven”) has replaced Ambassador Capital Management, LLC as the investment subadviser to the Monetta Intermediate Bond Fund, and is providing the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement entered into as of the same date between the Adviser and Belle Haven.  The terms and conditions of the Interim Sub-Advisory Agreement with Belle Haven are the same in all material respects as the terms and conditions of the previous Sub-Advisory Agreement between the Adviser and Ambassador Capital Management, LLC.  Belle Haven has provided professional investment portfolio management, primarily with regard to fixed income securities to high net worth individuals and institutional clients since 2002.

Ambassador Capital Management, LLC will continue to be Sub-Adviser for the Government Money Market Fund and the fixed income portion of the Balanced Fund.

Investment Team

J. Matthew Dalton, through Belle Haven, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since December 1, 2006.  Mr. Dalton’s background includes over 20 years of experience in the bond market. He joined Belle Haven in 1996 and currently serves as its CEO.  From 1994 through 1996, he was employed by Rodman & Renshaw as the head of its fixed income division.  After attending Purdue University, Mr. Dalton was recruited by Lehman Brothers where he was employed in their Municipal Bond Department from 1985 to 1994.

Duane McAllister, CFA, through Belle Haven, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since December 1, 2006.  Mr. McAllister has managed fixed income portfolios for over 15 years.  In 1990 he joined The Northern Trust Co. where he managed a common trust fund and separate accounts for high net worth individuals.  From 1994 to 2002 he served as Portfolio Manager of the AAL Municipal Bond Fund.  From 2002 to 2004, Mr. McAllister was the fixed income portfolio manager for both the open-end mutual funds and separate municipal portfolios at Strong Capital Management.  He joined Belle Haven in 2006 where he co-manages the individual fixed income portfolios.  He is a graduate of Northern Illinois University with a degree in Finance and holds the Chartered Financial Analyst designation.

Mark Steffen, through Belle Haven, has been Co-Senior Portfolio Manager of the Intermediate Bond Fund since December 1, 2006.  He joined Belle Haven in 1996 as a COO and currently serves on the firms Management Committee and Investment Committee.  Since 1984 Mr. Steffen’s Wall Street experience includes: Municipal Trader at Dain Bosworth, Senior Municipal Underwriter at Glickenhaus & Co, and Senior Municipal Trader at Rodman and Renshaw. Mr. Steffen is a graduate of Colgate University.

The following information is being added to “Sub-Adviser” section of the Statement of Additional Information, page 22:

Effective December 1, 2006, Belle Haven Investments, L.P., a Connecticut limited partnership (“Belle Haven”) has replaced Ambassador Capital Management, LLC as the investment subadviser to the Monetta Intermediate Bond Fund, and is providing the Monetta Intermediate Bond Fund with investment subadvisory services pursuant to an Interim Sub-Advisory Agreement entered into as of the same date between the Adviser and Belle Haven.  Belle Have is a limited partnership, and is controlled by the employees.  Ownership allocation is, J. Matthew Dalton - 55%, Mark Steffen - 30%, Duane McAllister - 10% and Other Employees -5%.

Under the Interim Sub-Advisory Agreement, Belle Haven will be paid a subadvisory fee of 0.10% of average daily net assets of the Intermediate Bond Fund in excess of $30 million.  This is the identical compensation that Ambassador Capital Management, LLC would have received if Ambassador Capital Management, LLC remained the subadviser to the Intermediate Bond Fund.  The Adviser pays any and all of Belle Haven’s compensation owed for Belle Haven’s services to the Intermediate Bond Fund.  Belle Haven has received $0 for its services provided to the Intermediate Bond Fund up through the date of this filing.

The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of November 30, 2006

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (-000s)	Pooled Investment Vehicle Accounts	Assets Managed (-000s)	Other Accts	Assets Managed (-000s)	Total Assets Managed (-000s)
Matthew Dalton	--	--	1	$6,973	153	$104,530	$111,503
Duane McAllister	--	--	1	$6,973	153	$104,530	$111,503
Mark Steffen	--	--	1	$6,973	153	$104,530	$111,503

Potential conflicts of interest may arise between the accounts managed by Messrs. Dalton and McAllister, for example between those accounts that have performance-based fees and those accounts that do not have such fees.  Messrs. Dalton and McAllister allocate investment decisions across all the accounts in a particular strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment strategies and restrictions or the timing of additions and withdrawals of amounts subject to account management.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Matthew Dalton	Salary/Bonus	Belle Haven	Matthew Dalton receives compensation that is a combination of salary and a bonus based on the profitability of Belle Haven, the Sub-Adviser.
Duane McAllister	Salary/Bonus	Belle Haven	Duane McAllister receives compensation that is a combination of salary and a bonus based on the profitability of Belle Haven, the Sub-Adviser.
Mark Steffen	Salary/Bonus	Belle Haven	Mark Steffen receives compensation that is a combination of salary and a bonus based on the profitability of Belle Haven, the Sub-Adviser.

The dollar range of shares beneficially owned, for the year ended December 31, 2005, are as follows:

Matthew Dalton

Intermediate Bond Fund

None

Duane McAllister

Intermediate Bond Fund

None

Please keep this supplement for future reference